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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   MARCH 13, 2000
                                                  ------------------------------


                          CREDENCE SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)

      DELAWARE                     000-22366                   94-2878499
--------------------          --------------------         --------------------
  (State or other                 (Commission                 (IRS Employer
  jurisdiction of                  File Number)             Identification No.)
  incorporation)

          215 FOURIER AVENUE, FREMONT, CALIFORNIA                  94539
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         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code        (510) 657-7400
                                                      --------------------------

                                      NONE
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On March 13, 2000, the Registrant issued a press release announcing the signing of a Letter of Intent to acquire TMT, Inc.

Item 7.  Exhibits.

         Press Release disseminated on March 13, 2000 announcing the signing of a Letter of Intent to acquire TMT, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CREDENCE SYSTEMS CORPORATION
                                                   ----------------------------
                                                              (Registrant)


Date:  March 13, 2000            By       /s/ Dennis P. Wolf
                                    ----------------------------
                                 Name:    Dennis P. Wolf
                                 Title:   Executive Vice President,
                                          Chief Financial Officer and
                                          Secretary

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                                INDEX TO EXHIBITS

         EXHIBIT NO.                      DESCRIPTION

          99.1 Press Release disseminated on March 13, 2000 announcing the signing of a letter of intent to acquire TMT, Inc.